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                                                                    EXHIBIT 10.2



                               SECURITY AGREEMENT

         This SECURITY AGREEMENT, dated as of February 7, 2000, by and between CHIQUITA BRANDS INTERNATIONAL, INC., a New Jersey corporation (the "BORROWER"), and BANKBOSTON, N.A., as Collateral Agent for the benefit of the Secured Creditors (as defined in the RECITALS hereto) (the "COLLATERAL AGENT").

                                    RECITALS

         A. The Borrower has entered into that certain Credit Agreement, dated as of December 31, 1996, as amended through the date hereof (as further amended, modified, extended, renewed, replaced, restated, supplemented, restructured and/or refinanced from time to time, the "CREDIT AGREEMENT"), by and among the Borrower, the financial institutions which are now, or in accordance with
SECTION 12.2 thereof hereafter become, parties thereto (collectively, the "LENDERS"), BankBoston, N.A., as Administrative Agent and Collateral Agent for the benefit of the Co-agents and Lenders, and BankBoston, N.A., ING Bank N.V., and PNC Bank, National Association, as Co-agents for the Lenders (the "CO-AGENTS", and collectively with the Lenders, the Administrative Agent and the Collateral Agent, the "SECURED CREDITORS").

         B. It is a condition precedent of the entry by certain of the Secured Creditors into Amendment No. 4 to Credit Agreement, dated as of the date hereof, and of each Credit Extension made or to be made on or after the date hereof under the Credit Agreement and the other Loan Documents that the Borrower shall have executed and delivered this Agreement.

         NOW, THEREFORE, in consideration of the benefits accruing to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. CERTAIN TERMS. The following terms when used in this Agreement, including the introductory paragraph and RECITALS hereto, shall, except where the context otherwise requires, have the following meanings:

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"ACCOUNTS RECEIVABLE" means any "ACCOUNT" as such term is defined in the UCC, now or hereafter owned by the Borrower relating to the Borrower's rights to payment for goods sold or leased or services performed by the Borrower in its ordinary course of business, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, and all rights of the Borrower now existing or from time to time hereafter created or arising under the Commission Sales Agreements, together with: (a) all security pledged, assigned, hypothecated or granted to or held by the Borrower to secure the foregoing; (b) all of the Borrower's right, title and interest in and to any goods, the sale of which gave rise thereto; (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing; (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith; (e) all books, records, ledger cards, and invoices relating thereto; (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration officers; (g) all credit information, reports and memoranda relating thereto; and (h) all other writings related in any way to the foregoing.

         "AGENCY ACCOUNT" means any depository, securities, investment or other similar account maintained by the Borrower with an Agency Account Institution, the funds or other assets from which shall be subject to transfer, upon the terms contained in the Agency Account Agreement applicable thereto, to the Collateral Agent for the benefit of the Secured Creditors.

         "AGENCY ACCOUNT AGREEMENT" is defined in SECTION 4.6.

         "AGENCY ACCOUNT INSTITUTION" means any financial institution (other than the Collateral Agent) which (a) receives deposits directly or indirectly (whether as the result of an interim concentration of funds in depository accounts or otherwise) or cash equivalents from or for the account of the Borrower and (b) is a party to and bound by an Agency Account Agreement as contemplated and provided by SECTION 4.6.

         "AGREEMENT" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "BORROWER" is defined in the introductory paragraph hereto.

         "CBCNA" means Chiquita Brands Company, North America, a Delaware corporation.

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                                       -3-


         "CCI" means Chiquita (Canada) Inc., formerly known as Chiquita Brands Limited, a Canadian corporation.

         "CHIQUITA AFFILIATES" means, collectively, CBCNA, CCI and CIL.

         "CHIQUITA AGREEMENTS" means, collectively, the Commission Sales Agreements and the Supply Agreement.

         "CHIQUITA SOUTH PACIFIC LOAN AGREEMENT" is defined in CLAUSE (c) of
SECTION 2.1.

         "CIL" means Chiquita International Limited, a Bermuda corporation.

         "CO-AGENTS" is defined in the first paragraph of the RECITALS hereto.

         "COLLATERAL AGENT" is defined in the introductory paragraph hereto.

         "COMMISSION SALES AGREEMENT (CANADA)" means that certain letter agreement relating to the sales and distribution of bananas in Canada, dated April 29, 1980, by and between CCI and the Borrower, as the same may be amended, modified, supplemented or restated from time to time.

         "COMMISSION SALES AGREEMENT (UNITED STATES)" means that certain U.S. Sale of Fruit Commission Sales Agreement, dated as of February 1, 2000, by and between CBCNA and the Borrower, as the same may be amended, modified, supplemented or restated from time to time.

         "COMMISSION SALES AGREEMENTS" means, collectively, the Commission Sales Agreement (Canada) and the Commission Sales Agreement (United States).

         "CONSENT TO ASSIGNMENT" is defined in SECTION 4.5.

         "CONTRACT RIGHTS" is defined in CLAUSE (a) of SECTION 2.1.

         "CREDIT AGREEMENT" is defined in the first paragraph of the RECITALS hereto.

         "EQUIPMENT" is defined in SECTION 3.5.

         "EXCLUDED PROPERTY" is defined in SECTION 2.2.

         "LENDERS" is defined in the first paragraph of the RECITALS hereto.

         "RELATED CONTRACTS" is defined in CLAUSE (a) of SECTION 2.1.

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         "SECURED CREDITORS" is defined in the first paragraph of the RECITALS hereto.

         "SECURITY AGREEMENT COLLATERAL" is defined in SECTION 2.1.

         "SUPPLY AGREEMENT" means that certain Banana Supply Agreement, dated as of January 1, 2000, by and between CIL and the Borrower, as the same may be amended, modified, supplemented or restated from time to time.

         "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

         1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including the introductory paragraph and RECITALS hereto, that are defined in the Credit Agreement have the meanings given to such terms in the Credit Agreement.

         1.3. UCC DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including the introductory paragraph and RECITALS hereto, with such meanings.

         1.4. GENERAL PROVISIONS RELATING TO DEFINITIONS. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "INCLUDING" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's permitted successors and assigns. References to any Instrument in this Agreement refer to such Instrument as originally executed or, if subsequently amended or supplemented from time to time, as so amended or supplemented and in effect at the relevant time of reference thereto.

                                   ARTICLE II

                                SECURITY INTEREST

         2.1. GRANT OF SECURITY INTEREST. The Borrower hereby pledges and assigns as collateral to the Collateral Agent for the benefit of the Secured Creditors, and hereby grants to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in and to, all of its right, title and interest in and to all of the following Property, wheresoever located, whether now owned or hereafter acquired, created, arising or existing (all of such Property being collectively called the "SECURITY AGREEMENT COLLATERAL"):


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                                       -5-


                  (a) all Accounts Receivable, the Chiquita Agreements, any other contracts, contract rights, chattel paper, documents, instruments, general intangibles, and other obligations and rights of the Borrower of any kind, in each case relating to the Accounts Receivable, including all of the following:

                           (i) all rights and remedies in and to all Instruments
                  securing or otherwise relating to any Accounts Receivable, the Chiquita Agreements, any other contracts, contract rights, chattel paper, documents, instruments, general intangibles, and other obligations in each case relating to the Accounts Receivable; and

                           (ii) all Instruments evidencing any of the foregoing
                  Accounts Receivable, the Chiquita Agreements, any other contracts, contract rights, chattel paper, documents, instruments, general intangibles, and other agreements, or other obligations in each case relating to the Accounts Receivable (all such Instruments being collectively called the "RELATED CONTRACTS");

         (any and all such Accounts Receivable, Chiquita Agreements, other contracts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations, Related Contracts and other Property described in this CLAUSE (a) being collectively called the "CONTRACT RIGHTS");

                  (b) all claims, demands, judgments, rights, choses in action and equities relating to the Accounts Receivable and other Contract Rights, credits, bank accounts, cash on hand and in banks, lock boxes and other post office boxes;

                  (c) all rights of the Borrower to receive payment under that certain Loan Agreement, by and between Chiquita Brands South Pacific Ltd. and the Borrower, dated as of June 24, 1998 (the "CHIQUITA SOUTH PACIFIC LOAN AGREEMENT");

                  (d) all Agency Accounts;

                  (e) all books, records, writings, data bases, information and other Property (OTHER THAN EXCLUDED PROPERTY) relating to, evidencing, embodying or incorporating any of the foregoing Security Agreement Collateral; and

                  (f) all products, royalties, rents, issues, profits, returns, income and proceeds of or rights with respect to any and all of the foregoing Security Agreement Collateral, including proceeds which constitute Property of the


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                                       -6-

         types described in CLAUSES (A) through (E) and, to the extent not otherwise included, all payments under any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Security Agreement Collateral.

         2.2. EXCLUDED PROPERTY. Notwithstanding anything in this Agreement or in any of the other Collateral Documents to the contrary, the term "SECURITY AGREEMENT COLLATERAL" shall not include, and the Collateral Agent shall not have any security interests in or Liens upon:

                           (i) any Property which the Borrower and the
                  Collateral Agent shall have agreed, in a writing signed by both parties identifying such Property, is not subject to the security interests and Liens created by the Borrower in favor of the Collateral Agent;

                           (ii) any Property consisting of (A) the Equity
                  Interests now owned or hereafter acquired by the Borrower in any of its direct Subsidiaries, except for the Borrower's Equity Interests in Friday and any Chiquita South Pacific Equity that the Borrower shall own or from time to time acquire, (B) the Equity Interests of the Borrower in Lindemann and Securities Transfer, or (C) any Note (or other Indebtedness) issued by Lindemann or Securities Transfer, or by any direct or indirect Subsidiary of the Borrower to the Borrower, other than the Chiquita South Pacific Note, the Chiquita South Pacific Loan Agreement and the Friday Note;

                           (iii) any lease payments, lease rights, insurance
                  proceeds or tax refunds that may be received by the Borrower from time to time; or

                           (iv) any Accounts Receivable payable by Lindemann or
                  Securities Transfer, or by any direct or indirect Subsidiary of the Borrower to the Borrower, other than any amounts payable under the Chiquita Agreements or the Chiquita South Pacific Loan Agreement.

The defined terms "EQUITY INTEREST", "CHIQUITA SOUTH PACIFIC EQUITY", "LINDEMANN", "SECURITIES TRANSFER", "NOTE", "CHIQUITA SOUTH PACIFIC NOTE", and "FRIDAY NOTE" used in this SECTION 2.2 shall have the meanings given thereto in the Pledge Agreement. The Property identified and described in CLAUSES (i) through (iv) above as not included in the Collateral shall be referred to herein as the "EXCLUDED PROPERTY".



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                                      -7-


         2.3. SECURITY FOR OBLIGATIONS. This Agreement is made by Borrower for the benefit of the Secured Creditors in order to secure the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations. Notwithstanding anything in the Collateral Documents to the contrary, the aggregate amount of all of the Obligations from time to time secured by the Collateral Documents shall not at any time exceed the Maximum Permitted Amount.

         2.4. BORROWER REMAINS LIABLE, ETC. Anything herein to the contrary notwithstanding:

                  (a) the Borrower shall remain liable under all Instruments included in the Security Agreement Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

                  (b) the exercise by the Collateral Agent of any rights hereunder shall not release the Borrower from any of its duties or obligations under any Instruments included in the Security Agreement Collateral; and

                  (c) the Collateral Agent shall not have any obligation or liability under any Instruments included in the Security Agreement Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         2.5. SECURITY INTERESTS ABSOLUTE. All rights and security interests of the Collateral Agent granted hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of, and shall not be impaired or affected by:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other Instrument relating to any thereof or to any of the Obligations;

                  (b) any change in the existence, organization, structure or ownership of the Borrower or of any of its Subsidiaries or any Bankruptcy or Insolvency Proceeding affecting any such Person or any Property of any such Person or any resulting release or discharge of any of the Obligations contained in the Credit Agreement or any other Loan Documents;

                  (c)      the failure of the Collateral Agent:


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                                       -8-


                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower or any other Persons under any provisions of the Credit Agreement or any other Loan Documents or any other agreement or Instrument relating to any thereof or under any Applicable Law, or

                           (ii) to exercise any right or remedy against any
                  Collateral;

                  (d) any change in the time, manner or place of payment of, or in any other term of all or any Obligations, or any other compromise, renewal, extension, acceleration or release with respect thereto or with respect to the Collateral, or any other amendment to, rescission, waiver or other modification of, or any consent to any departure from any of the terms, of the Credit Agreement, any other Loan Document or any other Instrument relating to any thereof;

                  (e) any increase, reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any of the Obligations (and the Borrower hereby waives any right to or claim of any such defense or set-off, counterclaim, recoupment or termination);

                  (f) any sale, exchange, release, surrender or non-perfection of any of the Security Agreement Collateral or any other Collateral, or any release or amendment or waiver of, or any consent to any departure from, any guaranty or collateral held by the Collateral Agent securing or guaranteeing all or any of the Obligations;

                  (g) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrower against the Collateral Agent; or

                  (h) any other circumstances which might otherwise constitute a suretyship or other defense available to, or a legal or equitable discharge of, the Borrower.

         2.6. ATTORNEY-IN-FACT. The Borrower hereby irrevocably appoints the Collateral Agent, and any officer or agent thereof, the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Collateral Agent's discretion, at any time and from time to time during the continuance of an Event of Default, to take any and all action and to execute any Instrument or other assurance which the

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                                       -9-



Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Borrower under SECTION 4.2), including, without limitation:

                  (a) to ask, demand, collect, sue, recover, compromise, receive, and give acquittances and receipts, for moneys due or to become due under or in respect of any of the Security Agreement Collateral;

                  (b) to receive, endorse and collect any drafts or other Instruments and chattel paper in connection with CLAUSE (a);

                  (c) to execute and do all such assurances, acts and things which the Borrower ought to do under the covenants and provisions of this Agreement;

                  (d) to take any and all such actions as the Collateral Agent may, in its reasonable discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Collateral Agent under this Agreement;

                  (e) generally, in the name of the Borrower or in the name of the Collateral Agent, to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Collateral Agent pursuant to this Agreement; and

                  (f) to file such financing statements with respect hereto, or a photocopy of this Agreement in substitution for a financing statement, as the Collateral Agent may deem appropriate.

The Borrower hereby ratifies all that the Collateral Agent shall do or cause to be done by virtue hereof. The Borrower hereby acknowledges, consents, and agrees that the power of attorney granted to the Collateral Agent pursuant to this
SECTION 2.6 is irrevocable and coupled with an interest and shall terminate only upon termination in full of all of the Commitments and payment in full and in cash of all of the Obligations.

         2.7. PROTECTION OF COLLATERAL. The Collateral Agent may from time to time, at its option, perform any act which the Borrower shall have agreed hereunder to perform and which the Borrower shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during the continuance of any Event of Default), and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Security Agreement Collateral or of the security interests therein. The Collateral Agent will exercise reasonable care in the custody and preservation of the Security Agreement Collateral in its possession.

         2.8. COLLATERAL AGENT HAS NO DUTY. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Security Agreement Collateral and shall not impose any duty upon it to exercise any such powers. Except as provided in SECTION 2.7, the accounting for moneys actually received by it hereunder and other duties imposed by the UCC upon secured creditors (unless otherwise modified hereby), the Collateral Agent shall have no duty as to any Security Agreement Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Security Agreement Collateral.

         2.9. CONTINUING SECURITY INTERESTS; TERMINATION OF SECURITY INTERESTS. This Agreement has created and shall create continuing security interests in all of the Security Agreement Collateral and shall:

                  (a) remain in full force and effect until the latest to occur of the termination of all of the Commitments of the Secured Creditors under the Credit Agreement and all other Loan Documents, the payment in full of the unpaid principal of all of the Loans, the payment in full or (as the case may be) the termination of all Letter of Credit Outstandings, or the payment in full in cash of all the other Obligations;

                  (b) be binding upon the Borrower and its successors and assigns (PROVIDED that the Borrower may not assign any of its obligations hereunder without the prior written consent of the Collateral Agent); and

                  (c) inure to the benefit of the Collateral Agent and its successors, transferees and assigns.

Upon the latest to occur of the termination of all of the Commitments of the Secured Creditors under the Credit Agreement and all other Loan Documents, the payment in full of the unpaid principal of all of the Revolving Loans, the payment in full or (as the case may be) the termination of all Letter of Credit Outstandings, or the payment in full in cash of all of the Obligations, the security interests granted hereby by the Borrower shall automatically terminate and all rights to the Security Agreement Collateral of the Borrower shall revert to the Borrower. Upon any such termination of the security interests granted hereby, the Collateral Agent will, at the sole expense of the Borrower, promptly execute and deliver to the Borrower such Instruments and other assurances as the Borrower shall reasonably request to evidence such termination, including properly completed UCC-3 Financing Statements.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Collateral Agent as set forth in this ARTICLE III.

         3.1. LOCATIONS. As of the date hereof, the chief place of business and chief executive offices of the Borrower and each of the Chiquita Affiliates and the offices where the Borrower and each of the Chiquita Affiliates keeps its respective records concerning its Security Agreement Collateral are specified in ITEM A of EXHIBIT A. As of the date hereof, no Security Agreement Collateral is located at any location other than those locations specified in ITEM A of EXHIBIT A. As of the date hereof, the Borrower has accounts containing cash, cash equivalents, securities and other investments only with those institutions listed on ITEM B of EXHIBIT A.

         3.2. OWNERSHIP, POSSESSION, ETC. As of the date hereof, the Borrower owns its Security Agreement Collateral free and clear of all Liens, EXCEPT (a) for Liens from time to time permitted by the Loan Documents, and (b) as otherwise provided or contemplated by the Credit Agreement. No effective financing statements or other Security Instruments similar in effect covering all or any part of the Security Agreement Collateral of the Borrower are on file as of the date hereof in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement and except such as are identified in ITEM C of EXHIBIT A or are from time to time permitted under the Loan Documents. The Borrower does no business in the United States as of the date hereof under any trade names other than those listed in ITEM D of EXHIBIT A. No material item of Security Agreement Collateral consists of chattel paper which evidences Contract Rights, and no item of Security Agreement Collateral is evidenced by a promissory note or other Instrument (other, in any case, than checks or drafts received in the ordinary course of business and other than the Collateral pledged pursuant to the Pledge Agreement).

         3.3. CONTRACTS, ETC. Each of the material Related Contracts, including the Chiquita Agreements, and other contracts (and all agreements and contract rights embodied therein), which constitutes Security Agreement Collateral has been, to the knowledge of the Borrower, duly authorized, executed and delivered by the parties thereto, has not been amended or modified in any manner which would have a Materially Adverse Effect, is in full force and effect, and is binding upon and enforceable against the parties thereto in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar Applicable Laws affecting the enforceability of the rights of creditors generally. There exists no material default or other condition which, after notice or lapse of time, would become a material default under any such Related Contract

(including any of the Chiquita Agreements) or other contract, which default has had or could reasonably be expected to have a Materially Adverse Effect.

         3.4. PERFECTION, ETC. This Agreement, together with the filing of the UCC-1 Financing Statements signed by the Borrower and delivered to the Collateral Agent on or prior to the date hereof, will create, upon the filing of the UCC-l Financing Statements in the appropriate filing offices, a valid security interest in substantially all the Security Agreement Collateral as to which a security interest may be perfected by filing UCC-1 Financing Statements. This Agreement together with the delivery of fully executed Agency Account Agreements will create a valid security interest in the Agency Accounts. The security interest created hereby (except as to any Security Agreement Collateral in which another Person has a prior security interest pursuant to a Lien permitted under the Loan Documents) is or shall be a first-priority security interest, to the extent that such security interest may be perfected and such first-priority status be established by the filing of UCC-1 Financing Statements or the entry by the Borrower, the Collateral Agent, and the other parties thereto into Agency Account Agreements. No authorization, approval or other action by and no notice to or filing with any Governmental Authority is required either for the grant by the Borrower of the security interest created hereby or for the execution, delivery or performance of this Agreement by the Borrower or for the perfection of such security interests created hereby in any Security Agreement Collateral as to which a security interest may be perfected by the filing of UCC-1 Financing Statements, EXCEPT for:

                           (i) the filing of the UCC-1 Financing Statements
                  signed by the Borrower and delivered to the Collateral Agent on or prior to the date hereof;

                           (ii) with respect to the exercise by the Collateral
                  Agent of its rights and remedies with respect to contracts pursuant to which the United States government (or any of its agencies, departments, or instrumentalities) is the obligor, compliance with the notice provisions of the Assignment of Claims Act of 1940 or comparable provisions of State law;

                           (iii) with respect to the exercise by the Collateral
                  Agent of its rights and remedies with respect to any securities, compliance with the federal and state laws affecting the offering and sale of securities; and

                           (iv) the timely filing of UCC continuation
                  statements.

         3.5. EQUIPMENT. As of the date hereof, the SUM of (a) the Fair Market Value of all computer hardware, computer software, office furniture and office equipment (collectively, the "EQUIPMENT") owned by Borrower; PLUS (b) the Fair

Market Value of Borrower's interest in any Equipment licensed or leased by Borrower, is less than $7,500,000.


                                   ARTICLE IV

                                    COVENANTS

         4.1. FURTHER ASSURANCES GENERALLY. The Borrower hereby covenants and agrees that it will, from time to time at its own expense, promptly execute and deliver all further Instruments and other assurances and take all further action that may be necessary or reasonably desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interests purported to be granted by the Borrower under this Agreement or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Security Agreement Collateral. Without limitation of the foregoing, the Borrower will, with respect to all of its following Property constituting Security Agreement Collateral:

                  (a) at the request of the Collateral Agent at any time when any Event of Default is continuing, immediately mark conspicuously each chattel paper included in the Contract Rights, each Related Contract, each Account Receivable and each of its records pertaining to Security Agreement Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such Account Receivable, document, chattel paper, Related Contract or Security Agreement Collateral is subject to the security interests granted hereby;

                  (b) at the written request of the Collateral Agent, if any Account Receivable shall be evidenced by any Instruments, Securities or chattel paper, promptly deliver and pledge to the Collateral Agent hereunder such Instruments, Securities or chattel paper duly endorsed and accompanied by duly executed Instruments of transfer or assignment (other, in any case, than any checks or drafts received in the ordinary course of business), all in form and substance reasonably satisfactory to the Collateral Agent; and

                  (c) execute and file such financing or continuation statements, or amendments thereto, and such other Instruments and notices, as may be necessary or reasonably desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

The Borrower hereby further authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Security Agreement Collateral without the signature of the Borrower where permitted by Applicable Law. A copy of this Agreement shall be sufficient as a financing statement where permitted by Applicable Law. The Borrower will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Security Agreement Collateral and such other reports in connection with the Security Agreement Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         4.2. AS TO CONTRACT RIGHTS. The Borrower will, and will cause each of the Chiquita Affiliates to, with respect to all of its Property constituting Security Agreement Collateral:

                  (a) keep its chief place of business and chief executive office and the offices where it keeps its records concerning the Contract Rights, and all originals of all chattel paper which evidence Contract Rights, at the location therefor specified in SECTION 3.1 or, upon thirty (30) days' prior written notice to the Collateral Agent, at such other locations as the Borrower or such Chiquita Affiliate may desire; PROVIDED, HOWEVER, that all statements set forth in SECTION 3.4 shall be true and correct and all action reasonably required by the Collateral Agent pursuant to SECTION 4.1 shall have been taken; and

                  (b) hold and preserve such records and chattel paper and permit representatives of the Collateral Agent upon reasonable advance written notice at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

Unless any Event of Default is continuing and the Collateral Agent has instructed the Borrower otherwise, the Borrower shall, except as otherwise provided by the Credit Agreement or by the Pledge Agreement, continue to collect, at its own expense, all amounts due or to become due to the Borrower under the Contract Rights, and the Borrower may adjust, settle or compromise the amount or payment thereof, in the ordinary course of business, subject always to the provisions contained in SECTION 4.5 hereof. In connection with such collections, the Borrower may take such action as the Borrower may deem necessary or advisable to enforce collection of the Contract Rights; PROVIDED, HOWEVER, that the Collateral Agent shall have the right, at any time during the continuance of any Event of Default, to communicate with account debtors in order to verify with them, to the Collateral Agent's reasonable satisfaction, the existence, amount and terms of any Accounts Receivable or other Contract Rights, to notify the account debtors or obligors under any Accounts Receivable or other Contract Rights of the assignment of such Accounts Receivable or other Contract Rights to the Collateral Agent, and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Borrower thereunder directly to the Collateral Agent (to such account of the Collateral Agent as the Collateral Agent shall reasonably designate) and, upon such notification and at the expense of the Borrower, to enforce collection of any such Accounts Receivable or other Contract Rights, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done. During the continuance of any Event of Default and receipt (at any time while such Event of Default is continuing) by the Borrower of notice from the Collateral Agent instructing the Borrower to comply with the following provisions of this SECTION 4.2: (i) all amounts and proceeds (including any Instruments) received by the Borrower in respect of any Accounts Receivable or other Contract Rights shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Collateral Agent (to such account of the Collateral Agent as the Collateral Agent shall designate) in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied in accordance with SECTION 5.2; and (ii) the Borrower will not, without the consent of the Collateral Agent, adjust, settle, or compromise the amount or payment of any Accounts Receivable or other Contract Rights, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         4.3.  TRANSFERS AND OTHER LIENS.

                  (a) The Borrower hereby covenants and agrees that it will not at any time:

                           (i) sell, assign (by operation of law or otherwise)
                  or otherwise dispose of any of its Security Agreement Collateral, except (in any case) for Sales and other dispositions of Property from time to time permitted by the Loan Documents;

                           (ii) create or suffer to exist any Liens upon or with
                  respect to any of its Security Agreement Collateral, except for (A) the security interests created by this Agreement, and
                  (B) any other Liens from time to time permitted by the Loan Documents; or

                           (iii) create or suffer to exist, or cause or permit
                  CBCNA or CCI to create or suffer to exist, any Liens (other than Liens arising by operation of Applicable Law) upon or with respect to any fruit or other inventory transferred by the Borrower to CBCNA or CCI pursuant to the Commission Sales Agreements.

                  (b) The Borrower hereby covenants and agrees that it will defend the right, title and interest of the Collateral Agent in and to its Security Agreement Collateral and in and to all of the proceeds and products thereof against the claims and demands of all other Persons.

         4.4. NOTICES. The Borrower hereby covenants and agrees that it will, upon obtaining knowledge thereof, advise the Collateral Agent promptly, in reasonable detail, (a) of any Lien made or asserted against any of its Security Agreement Collateral (except for Liens from time to time permitted by the Loan Documents to attach to such Security Agreement Collateral), (b) of any material change outside of the ordinary course of business in the composition of its Security Agreement Collateral, (c) of the occurrence of any other event which would have a materially adverse effect on the aggregate value of its Security Agreement Collateral or on the security interests created by it hereunder (it being understood that Accounts Receivable may vary seasonally and otherwise, based on pricing, supply and demand), (d) of any material default under, or of any amendment, material modification, termination or cancellation of, any of the Chiquita Agreements, and (e) of any other matters relating to its Security Agreement Collateral that the Collateral Agent may from time to time reasonably request in writing.

         4.5. LIMITATION ON CHANGES TO THE CHIQUITA AGREEMENTS, ETC.

                  (a) The Borrower hereby covenants and agrees that the Borrower shall not at any time or times alter or permit to be altered in any material respect:

                           (i) the way in which Accounts Receivable attributable
                  to North American banana sales are recorded, from the way in which such Accounts Receivable are recorded on or about the date hereof;

                           (ii) the basis (including, without limitation,
                  material terms and conditions, timing and frequency, manner and the like) on which such Accounts Receivable are transferred to and acquired by the Borrower, from the basis on which such Accounts Receivables are so transferred and acquired on or about the date hereof;

                           (iii) the present operating relationship between the
                  Borrower and CBCNA, as set forth in the Commission Sales Agreement (United States) as in effect on the date hereof;

                           (iv) the present operating relationship between the
                  Borrower and CCI, as set forth in the Commission Sales Agreement (Canada) as in effect on the date hereof; or

                           (v) the present operating relationship with respect
                  to fruit purchases for the North American market between the Borrower and CIL, as set forth in the Supply Agreement as in effect on the date hereof.

                  (b) The Borrower covenants and agrees that the Borrower shall not at any time or times amend, modify, terminate or cancel, or otherwise cause or permit the amendment, modification, termination or cancellation of, any of the Chiquita Agreements or any of the terms and conditions of any of the Chiquita Agreements, without (in each case) the prior written consent of the Collateral Agent.

                  (c) The Borrower will ensure that CBCNA will at all times continue to act as exclusive agent and consignee for the Borrower with respect to sales in the United States upon the terms and subject to the conditions contained in the Commission Sales Agreement (United States) as in effect on the date hereof. The Borrower will ensure that CCI will at all times continue to act as exclusive agent and consignee for the Borrower with respect to sales in Canada upon the terms and subject to the conditions contained in the Commission Sales Agreement (Canada) as in effect on the date hereof.

                  (d) During the continuation of any Event of Default, if and as so requested by the Collateral Agent in writing, the Borrower will cause CBCNA and CCI to make all payments that would otherwise be made to the Borrower under the Commission Sales Agreements, directly to the Collateral Agent for application by the Collateral Agent toward payment of the Obligations pursuant to the Loan Documents. Any payments which are received by the Borrower contrary to the provisions of this SECTION
         4.5 shall be received in trust for the benefit of the Collateral Agent and the other Secured Creditors, shall be segregated from other Property or funds of the Borrower, and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsements).

                  (e) During the continuation of any Event of Default, if and as so requested by the Collateral Agent in writing, the Borrower will cause each of the Chiquita Affiliates to treat the Collateral Agent as the collateral assignee entitled to the direct benefit of all of rights and interests of the Borrower under each of the Chiquita Agreements.

                  (f) The Borrower shall enter into, and shall cause each of CBCNA, CCI and CIL to enter into, a consent to collateral assignment of its respective Chiquita Agreement in substantially the form of EXHIBIT C (each, a "CONSENT TO ASSIGNMENT").

                  (g) The Borrower shall not at any time or times take any action, omit to take any action, enter into or terminate any contract, or effect or permit any change in its corporate structure or that of any of its

         Subsidiaries (whether by way of any merger, sale of assets, reorganization or otherwise), which will impair or hinder the ability or obligation of any of the Chiquita Affiliates to perform any of its duties and responsibilities under the Chiquita Agreement to which it is a party.

         4.6. BANKING ARRANGEMENTS. By March 31, 2000, and at all times thereafter, the Borrower will, except as and to the extent otherwise expressly permitted by the Collateral Agent from time to time, make subject to an agency account agreement, in or substantially in the form of EXHIBIT B or otherwise in form and substance reasonably satisfactory to the Collateral Agent (each, an "AGENCY ACCOUNT AGREEMENT"), each bank, securities or other investment account held or maintained by the Borrower with any bank or other financial institution other than the Collateral Agent and in which any cash or cash equivalents owned by the Borrower are at any time held or maintained, excluding any accounts opened and maintained by the Borrower as a fiduciary for its employees, or otherwise in connection with the Borrower's employee benefits plans, specifically excluding the "Capital Appreciation Plan" of the Borrower. Existing accounts are listed in ITEM B of EXHIBIT A hereto. The Borrower shall notify the Collateral Agent of any new accounts to be established from time to time. The Borrower shall deliver to the Collateral Agent from time to time, and in any case quarterly, a description of all accounts in form and substance satisfactory to the Collateral Agent, which description shall include the account numbers and balances of such accounts.


                                    ARTICLE V

                                    REMEDIES

         5.1. EXERCISE. If any Event of Default is continuing, the Collateral Agent may exercise in respect of all or any of the Security Agreement Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Collateral Agent upon default under the UCC (whether or not the UCC applies to the affected Security Agreement Collateral) and other Applicable Law. Without limitation of the above, the Collateral Agent may, whenever an Event of Default is continuing, without (to the extent permitted by Applicable Law) notice to the Borrower, take all or any of the following actions:

                  (a) transfer all or any part of the Security Agreement Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Security Agreement Collateral is subject to any Liens hereunder;

                  (b) notify the parties obligated in respect of any of the Security Agreement Collateral to make payments directly to the Collateral Agent of any amount due or to become due thereunder;

                  (c) enforce collection of any of the Security Agreement Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                  (d) endorse any checks, drafts or other writings in the name of the Borrower to allow collection of the Security Agreement Collateral;

                  (e) take control of any proceeds of the Security Agreement Collateral;

                  (f) execute (in the name, place, and stead of the Borrower) endorsements, assignments, stock powers and other Instruments of conveyance or transfer with respect to all or any of the Security Agreement Collateral; and

                  (g) generally, do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this SECTION 5.1 and which the Collateral Agent may or can do lawfully and to use the name of the Borrower for such purposes and in any proceedings arising therefrom.

In furtherance of, and not in limitation of, the foregoing, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly irrevocably waived by the Borrower), may, whenever any Event of Default is continuing, in a commercially reasonable manner, collect, receive, appropriate and realize upon the Security Agreement Collateral, or any part thereof, and sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Security Agreement Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, at any broker's board or at any of the Collateral Agent's offices or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Collateral Agent upon any such sale or sales, public or private, to purchase the whole or any part of the Security Agreement Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly irrevocably waived and released by the Borrower. Unless Security Agreement Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, in which event no notification is required, the Borrower agrees that the Collateral Agent need not give it more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters.

         5.2. APPLICATION OF PROCEEDS. Cash proceeds received or otherwise held by the Collateral Agent in respect of any Sale of, collection from, or other realization upon, all or any part of the Collateral under this Agreement or the Pledge Agreement shall be applied by the Collateral Agent in the following order:

                  (a) FIRST, subject always to the limitations contained in the next paragraph of this SECTION 5.2, to the Collateral Agent for the benefit of the Secured Creditors, on account of the Obligations of the Borrower to the Secured Creditors (whether or not such Obligations are then due and payable, matured or unmatured, absolute or contingent, or otherwise); and

                  (b) SECOND, to the extent that proceeds remain after the application pursuant to the preceding CLAUSE (A), to the Borrower or to whomsoever else may be lawfully entitled to receive such surplus.

         NOTWITHSTANDING ANYTHING EXPRESS OR IMPLIED IN THE COLLATERAL DOCUMENTS TO THE CONTRARY, THE MAXIMUM AGGREGATE AMOUNT OF ALL PROCEEDS OF COLLATERAL (WHETHER RECEIVED OR REALIZED UPON PURSUANT TO THIS AGREEMENT OR THE PLEDGE AGREEMENT) WHICH MAY BE APPLIED BY THE COLLATERAL AGENT AND THE OTHER SECURED CREDITORS TOWARDS PAYMENT OF THE OBLIGATIONS SHALL NOT EXCEED THE MAXIMUM PERMITTED AMOUNT.

         THE BORROWER SHALL REMAIN LIABLE FOR ANY DEFICIENCY.

         5.3. INDEMNITY AND EXPENSES. The Borrower hereby indemnifies and holds harmless the Collateral Agent and the shareholders, officers, directors, employees, agents, Subsidiaries and affiliates of the Collateral Agent, from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement (including the enforcement thereof), except to the extent that such claims, losses or liabilities have been found by a court of competent jurisdiction, in a final, nonappealable order, to have resulted as a consequence of the Collateral Agent's fraud, gross negligence or willful misconduct. The Borrower will, upon written demand, pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Collateral Agent may incur in connection with:

                  (a) the administration of this Agreement or any agreement or other Instrument relating hereto;

                  (b) the removal, custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Borrower's Security Agreement Collateral;

                  (c) the exercise or enforcement against the Borrower of any of the rights or remedies of the Collateral Agent hereunder;

                  (d) the failure by the Borrower to perform or observe any of the provisions hereof; or

                  (e) the advancement of any funds in connection with actions taken pursuant to SECTION 2.7.

         5.4. NO WAIVER; REMEDIES CUMULATIVE. No delay, act or omission on the part of the Collateral Agent of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Collateral Agent, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

         5.5. MARSHALLING. The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Security Agreement Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Collateral Agent hereunder or in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any Applicable Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other Instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1. COLLATERAL DOCUMENT, ETC. For all purposes of the Credit Agreement, this Agreement is a "COLLATERAL DOCUMENT" and a "LOAN DOCUMENT" executed and delivered pursuant to the Credit Agreement, and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with and subject to the terms and provisions of the Credit Agreement.

         6.2. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         6.3. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to the Borrower, addressed or delivered to it at the address specified in the Credit Agreement, and if to the Collateral Agent, addressed or delivered to it at the address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this SECTION 6.3. Any such notices and other communications, if mailed and properly addressed with postage prepaid or if transmitted by facsimile transmission, shall be deemed given when received.

         6.4. SPECIFIC PERFORMANCE. For the avoidance of doubt, the parties hereto hereby acknowledge that the Borrower's covenants in SECTION 4.5 hereof are of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Borrower of such covenants.

         6.5. CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES EXCEPT FOR SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

         6.6. COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         6.7. HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

         6.8. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE COLLATERAL AGENT AND THE BORROWER HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COLLATERAL AGENT OR OF THE BORROWER IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 6.8 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE COLLATERAL AGENT IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE COLLATERAL AGENT OR THE BORROWER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION
6.8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COLLATERAL AGENT AND THE BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this SECURITY AGREEMENT to be duly executed and delivered by their respective officers thereunto duly authorized on and as of the date first above written.

                                               THE BORROWER:
                                               -------------

                    [SEAL]                     CHIQUITA BRANDS
                                               INTERNATIONAL, INC.

Attest:            /s/                         By: /s/
      --------------------------------------       -----------------------------
            Barbara Wagner                         Name: Gerald R. Kondritzer
            Assistant Secretary                    Title: Vice President and
                                                          Treasurer

                                               THE COLLATERAL AGENT:
                                               ---------------------

                                               BANKBOSTON, N.A.,
                                               as Collateral Agent
                                               for the Lenders

                                               By: /s/
                                                   -----------------------------
                                                   Name:  Robert F. Milordi
                                                   Title:  Managing Director
State of Ohio                 )
                              ) ss.
County of Hamilton            )

         Personally appeared before me, the undersigned, a Notary Public in and for said county, Gerald R. Kondritzer, personally known to me, who, being by me first duly sworn, declared that he is the Vice President and Treasurer of CHIQUITA BRANDS INTERNATIONAL, INC., a New Jersey corporation, that being duly authorized he did sign and seal the said SECURITY AGREEMENT as such officer of and on behalf of such corporation, and that the same is such corporation's free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal on this 4th day of February, 2000.
                                                  /s/
                                            ----------------------------
                                            Barbara Howland
                                            Notary Public

                                            My Commission Expires:

                  [SEAL]                             JULY 27, 2003
                                            ------------------------------------